Investor Presentation

BTCS Inc. (Nasdaq: BTCS)

November 2025

www.btcs.com

Safe Harbor

This presentation contains statements, estimates, forecasts, and projections regarding future performance and events that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Those statements include statements regarding our position to capitalize on the growth potential of Ethereum, revenue growth, market capitalization growth, scaling operations, improving margins, expectations from the integration of DeFi and TradFi mechanisms to maximize ETH holdings, increasing share price, and the potential opportunity of scalable revenue and business growth. These statements may be identified by the use of words like "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "should," and "seek," and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those projected in the forward-looking statements. Important factors and risks that could cause actual results to differ materially from our expectations include, but are not limited to, regulatory issues, the rewards and costs associated with validating transactions on proof-of-stake blockchains, unexpected issues with our product offerings including Builder+, competition, a significant decrease in the value of our crypto asset holdings, loss or theft of the private withdrawal keys or smart contract vulnerabilities resulting in the complete loss of or inability to access our crypto assets and rewards, as well as those risks detailed in our filings with the SEC, including our most recent Form 10-K and other filings with the SEC.

Neither BTCS nor any of its affiliates undertake any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such documents. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC.

If anyone provides you with different or inconsistent information, you should not rely on it. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS's website (www.btcs.com). The content on our website is not incorporated into this presentation.

Blockchain Technology Consensus Solutions (BTCS)

"With a DeFi/TradFi financial model and vertical integrations, we believe BTCS is one of the most sophisticated Ethereum plays in public markets today."
- CEO Charles Allen

BTCS

- ☑ Well established, mature public blockchain company, listed since 2014
- ☑ **First** public blockchain company to adopt ETH treasury strategy in 2021
- ☑ **First** public company to issue a Bividend (blockchain dividend)

BTCS Q3 2025 Highlights*

Market Capitalization **$227 M**	Capital Raised[1] **$213 M**
Record Q3 Revenue **$4.9 M**	Record 9 Month Revenue **$9.4 M**
Insider Ownership **15%**	Public ETH Treasury Ranking[2] **6th**

* As of September 30, 2025
1. Nine month ended September 30, 2025
2. Sourced from https://www.strategicethreserve.xyz/ as November 13, 2025

BTCS

Ethereum's Performance – Cumulative Return [1]

Ethereum is one of the **Best-Performing Asset** Since 2016


40,000%
35,000%
30,000%
25,000%
20,000%
15,000%
10,000%
5,000%
0%
Cumulative Return
Ethereum
Bitcoin
Nvidia
Strategy
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
37,900%
16,300%
NVIDIA
10,700%
Strategy
1,400%

1. Cumulative return using monthly historical price data from October 1, 2016, to October 1, 2025, sourced from https://www.investing.com/

Ethereum Adoption

Ethereum is the **world's leading** smart contract blockchain that powers the tokenization of real-world assets. Ethereum is used by the **largest institutions** in the world to build stablecoins, tokenize equities, and transform the new digital economy.

Real World Assets on Ethereum[1]



$1.0 T
$800 B
$600 B
$400 B
$200 B
$0 B
$20B
$104B
$97B
$72B
$123B
$185B
$287B
$447B
$695B
$1.08T
2020
2021
2022
2023
2024
2025*
2026
2027
2028
2029

Institutions are Choosing Ethereum



BlackRock
VanEck
Swift
CIRCLE
coinbase
J.P.Morgan
Robinhood
PayPal

1. Total real-world assets on Ethereum at the end of each year according to https://app.rwa.xyz/networks/Ethereum, which includes: stablecoins, U.S treasury debt, commodities, private credit, institutional alternative funds, non-US Government debt, public equity, corporate bonds, and actively-managed strategies. Years 2026-2029 are management estimates based on a 56% compound annual growth rate.
*As of September 30, 2025

Public Markets – Ethereum Exposure

Public market investors have multiple avenues to gain exposure to ETH, but not all ETH exposure is equal.

	Exchange Traded Fund	Digital Asset Treasury	BTCS
ETH 1:1	✅	✅	✅
Yield	❌	✅	✅
Integrated Operations	❌	❌	✅
DeFi / TradFi Capital Formation	❌	❌	✅

BTCS is a publicly traded, Ethereum-first blockchain infrastructure company executing one of the most sophisticated public Ethereum accumulation strategy by integrating DeFi and TradFi into its operations to maximize its ETH per share and revenue.

BTCS

DeFi/TradFi ETH Accretion Flywheel

BTCS ETH Accumulation and Growth Strategy


Builder+
Block Building
Blockchain
Infrastructure
Imperium
DeFi
NodeOps
Staking


Share Appreciation
Strategic Capital Raise
Accumulate ETH
Generate Revenue
Drive Revenue
&
Grow ETH
Treasury

DeFi / TradFi Flywheel: Scalable High Margin Revenue

BTCS is positioned to capture **substantial growth opportunities** through its integrated on-chain operations.

Builder+

Build Blocks for Validators

- BTCS participates in the block-building supply chain on the Ethereum and Binance Smart Chain networks.
- By operating proprietary builders that construct and submit optimized transaction blocks to validators.
- BTCS aims to grow builder revenue through technology improvements, increased order flow, and control blockspace.

NodeOps

Staking Through Solo and Rocket Pool Nodes

- ETH is "staked" as collateral to operate validator nodes on the Ethereum blockchain.
- These specialized nodes verify transactions and propose new blocks and are rewarded for securing the network.
- BTCS generates staking revenue through execution layer rewards and transaction fees.

Imperium

Participate in On-Chain DeFi Markets

- BTCS participates directly in decentralized finance by deploying crypto assets, such as ETH and stablecoins, into smart contract–based protocols that enable lending, liquidity provision, and other on-chain services.
- BTCS earns rewards based on the utilization and performance of its deployed assets within these protocols.

Accelerating Revenue Growth


BTCS Annual Revenue
$10 M
$9 M
$8 M
$7 M
$6 M
$5 M
$4 M
$3 M
$2 M
$1 M
$0 M
$1.34 M
$4.07 M
$9.40M
2023
2024
2025*
NodeOps
Builder+
Imperium


BTCS Quarterly Revenue
$5 M
$4 M
$3 M
$2 M
$1 M
$0 M
$0.56 M
$0.74 M
$2.32 M
$1.69 M
$2.78 M
$4.94M
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2
2025 Q3
NodeOps
Builder+
Imperium

* Partial year as of Q3 2025

DeFi / TradFi Flywheel: Share Appreciation

BTCS strives to create long-term value for shareholders by focusing on growing its market capitalization through stock price appreciation. As of the end of Q3 2025, **BTCS had increased its market capitalization by approximately 392%,** while common shares outstanding grew by **approximately 152%.**



4 Year Market Cap and Stock Price Growth
Market Cap
Price
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$500m
$400m
$300m
$200m
$100m
$0m
$8m
$25m
$46m
$227m
2022
2023
2024
2025*

1. Market capitalization based on year-end closing stock price and common shares outstanding
* Market capitalization as of September 30, 2025

BTCS

DeFi / TradFi Flywheel: Capital Strategy

BTCS strategically accesses capital to **optimize shareholder value** and **increase ETH exposure** per share by preserving financial flexibility to capitalize on evolving market opportunities.

At-The-Market (ATM) Sales

Typically, the lowest cost of capital

Above-Market Convertible Debt

~40% less dilutive than ATM assuming full conversion

Aave DeFi Borrowing

Access to capital 24/7 at low rates

$50m Stock Buyback Plan

Utilized when stock is undervalued

2025 Capital Raises and Buybacks[1]	
At-The-Market Sales	$139M ($5.28 average price)
Above Market Convertible Notes[2]	$17M
Aave Borrowings[3]	$57M
Stock Buyback	($3M) ($4.60 average price)
Net Financing Activities	**$210M**

1. Nine months ended September 30, 2025
2. Includes 1,334,679 shares at a conversion price of $5.85 and 773,078 shares at a conversion price of $13.00
3. Net borrowings, inclusive of debt repayments

DeFi / TradFi Flywheel: Accumulate ETH

BTCS continues to **expand its ETH holdings** through the strategic deployment of capital and the growth of its operational activities.

BTCS Ethereum (ETH) Holdings



80,000
60,000
40,000
20,000
0
7.98K
9.06K
9.06K
14.66K
70.32K
2024 Q3
2024 Q4
2025 Q1
2025 Q2
2025 Q3

BTCS ETH KPIs[1]

- **$292 M** ETH Value
- **70,322** ETH owned
- **781%** YoY ETH Growth
- **$3,036** Average ETH Purchase price
- **0.48** ETH per share at start of year[2]
- **1.49** ETH per share[2]
- **209%** 9 Month ETH per share growth

1. As of September 30, 2025
2. ETH per share calculated as: (Total ETH / common shares outstanding) *1,000

Stock Performance – Outperforming Peers and Benchmarks[1]


9 Month Ended, 1-Year, and 3-Year Return
300%
250%
200%
150%
100%
50%
0%
96%
24%
14%
316%
59%
16%
222%
212%
87%
9 Month Ended
1 Year
3 Year
BTCS
Ethereum (ETH)
S&P 500


9 Month Ended (or Pivot-9 Month Ended) Return
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
96%
BTCS
24%
-53%
53%
BTCS
Ethereum (ETH)
SBET (Pivot-9 Month End)*
BMNR (Pivot-9 Month End) **

1. Source: https://finance.yahoo.com/ as of September 30, 2025.
* Uses closing stock price as of ETH strategy pivot date announcement (May 27, 2025).
** Uses closing stock price as of ETH strategy pivot date announcement (June 30, 2025).

Financial Highlights (Q3 2025)

Results of Operations

	3 Months			9 Months		
	Q3 2025	Q2 2025	QoQ Change	Q3 2025	Q3 2024	PoP Change
Revenues	$4.9 m	$2.8 m	78%	$9.4 m	$1.8 m	437%
Cost of Revenues	($3.9 m)	($2.9 m)	35%	($8.3 m)	($0.9 m)	848%
Gross Profit	$1.1 m	($0.1 m)	1,444%	$1.1 m	$0.9 m	29%
Margin	22%	-3%		12%	50%	
Operating Expenses	($2.7 m)	($1.7 m)	59%	($6.0 m)	($4.6 m)	32%
Other Income (Expenses) [1]	($2.1 m)	($0.4 m)	454%	($2.3 m)	$0.2 m	-1,130%
Realized Gains (Losses)	($4.4 m)	($2.8 m)	59%	($8.6 m)	$0.2 m	-4,967%
Unrealized Gains (Losses)	$73.7 m	$8.8 m	738%	$68.0 m	($0.2 m)	28,780%
Net Income (Loss)	**$65.6 m**	**$3.9 m**	**1,590%**	**$52.2 m**	**($3.5 m)**	**1,587%**

Balance Sheet

	Q3 2025	Q2 2025	QoQ Change	Q3 2025	Q3 2024	PoP Change
Total Assets	$298.9 m	$40.8 m	632%	$298.9 m	$26.5 m	1,026%
Total Liabilities	$73.5 m	$9.7 m	654%	$73.5 m	$1.3 m	5,392%

1. Includes $1.7 m of interest expense and amortization related to Convertible Notes and Aave Loans YTD

Cap Table

Equity Instrument	Outstanding[1]	Fully Diluted[1]
Common Shares[2]	47,075,189	47,075,189
Convertible Debt (Conversion Price = $5.85)		1,334,679
Convertible Debt (Conversion Price = $13.00)		773,078
Convert Warrants #1 (Exercise Price = $2.75, exp. 5/13/2030)		532,191
Convert Warrants #2 (Exercise Price = $8.00, exp. 7/21/2030)		879,375
RD Warrant (Exercise Price = $11.50, exp. 3/4/2026)		712,500
Employee Options (Weighted Average Exercise Price = $2.44)		1,892,395
Total	47,075,189	53,199,407
Series V Preferred Stock[3] [4]		15,671,405

Common Stock Insider Ownership Breakdown	
Public Holders	85%
Insider Holders[2]	15%

(1) As of September 30, 2025
(2) Includes 565,080 restricted shares of Common Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting
(3) Includes 322,580 restricted shares of Series V Preferred Stock held by Insiders that remain subject to forfeiture based on vesting conditions that include Market Cap thresholds and time-based vesting
(4) Shareholders have authorized the board to convert the Series V to common stock on a 1:1 basis. However, as part of the July 21, 2025, convertible note financing terms, the Company agreed that, while the notes remain outstanding, it will not amend its non-convertible Series V Preferred Shares to allow for conversion into common stock prior to January 21, 2027

BTCS

Leadership Team & Board

Leadership Team



Charles Allen
Chief Executive Officer &
Chairman of the Board



Michael Prevoznik
Chief Financial Officer



Benjamin Hunter
VP of Engineering



Eldari Gogiashvili
Ethereum Team Lead

Independent Directors



Charlie Lee
Director



Melanie Pump
Director



Ashley DeSimone
Director

For full biographies of our Leadership Team and Board of Directors, visit our website at www.btcs.com.

Key Takeaways

- Growing Revenue and Scaling Operations
- Raising Accretive Capital
- Experienced Leadership Team
- Regulatory Tailwinds
- Maturing Market



BTCS Annual Revenue
$10 M
$5 M
$0 M
2023
2024
2025*



Market Cap(1)
$300 M
$150 M
$0 M
2023
2024
2025



2025 ETH Holdings
80 K
40 K
0 K
Q1
Q2
Q3

1. As of December 31, unless otherwise noted
* Nine month ended September 30, 2025
** As of September 30, 2025

BTCS

Investors

- ir@btcs.com
- www.btcs.com
- www.btcs.com/investors/
- www.btcs.com/news-media/
- www.btcs.com/research-thought-leadership/

Social Media Channels

- www.twitter.com/NasdaqBTCS
- www.linkedin.com/company/nasdaq-btcs
- www.youtube.com/c/BTCSInc
- Discord: https://discord.gg/9vW5HkWBJG

Appendix



BTCS

Builder+

www.btcs.com/builder

Basics of Transaction Flow on Ethereum

Mempool:
When a user initiates a transaction, it goes to the mempool, a temporary storage for pending transactions awaiting confirmation and inclusion in a block. Transactions in the mempool are publicly accessible and have associated fees that users pay to prioritize their inclusion on the blockchain.

Searcher:
Searchers monitor the public mempool for arbitrage opportunities, aiming to profit by bundling and reordering transactions. They inform builders of preferred bundles for the next block but don't construct blocks themselves.

Builder:
Builders construct blocks by rearranging transactions and bundles of transactions to maximize fees, then submit the block to validators. Their profit comes from the difference between total transaction fees and the fee paid to a validator.



Mempool
Builder
Validator
Next Confirmed Block
Searcher
Relay

Relay:
Relays enhance Ethereum's transaction process by securely facilitating communication between builders and validators, keeping block contents hidden from validators until signed.

Validator:
Validators propose blocks, choosing the one with the highest builder fee from submissions via relays. They sign and broadcast the selected block, which becomes part of the blockchain once confirmed by other validators.

Builders and Block Construction

What is Builder+?

Builder+ is our Ethereum block builder, which utilizes advanced algorithms to meticulously construct optimized blocks for on-chain validation designed to maximize revenue (MEV).

Builders monitor the Ethereum transaction queue (mempool) for pending transactions and transaction bundles and reorder them strategically to create an "optimized block" that contains transactions with the highest fees.

Builders pay a fee to purchase rights to block space from a validator and earn the transaction fees associated with the transactions in the selected block.

Chronological Order vs. MEV Optimized Block



#1
#2
#3
#4
#5
#6
Fee: 10
Fee: 40
Fee: 15
Fee: 20
Fee: 25
Fee: 35
Transaction Queue
Chronological Order Total Fees:
65
MEV Optimized Order Total Fees:
100

Block Building on Ethereum



$ (Cost of Sales)
BTCS
Block Space
Validator

Acquire Block Space

- ***Process:*** Builder+ strategically participates in the Proposer-Builder Separation (PBS) auction system, bidding to secure the right to populate the next block in the chain from the current validator.

- ***Objective:*** Obtain block space at an optimal price to maximize revenue.



Tx
Tx
Tx
Added to Block

Construct Optimized Block

- ***Process:*** Builder+ leverages advanced algorithms to select and sequence complaint* transactions from the public mempool and private order flow.

- ***Objective:*** Construct blocks that maximize the gas fee values within each block while adhering to compliance standards, creating high-value, efficient blocks.



$ (Revenue)
Gas Fees
BTCS

Collect Gas Fees as Revenue

- ***Process:*** Builder+ receives gas fees from transactions added to successfully proposed blocks.

- ***Objective:*** Capture scalable revenue from gas fees, directly supporting BTCS's growth through sustained MEV opportunities.

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

Ethereum Transaction Process Flow


Relay
(acts as Escrow Agent)
PBS Auction
$
Cost of Sales
Block 104
Tx
Tx
Tx
Tx
Users
Private Order flow
Mempool
$
Gas Fees Revenue
Builders
BTCS
Validator
BTCS
Validator Selected to Propose Block Recieve Exectuion Rewards
Ethereum Blockchain
Block 100
12s
Block 101
12s
Block 102
12s
Block 103
12s
Block 104
Validator
Validator
Validator
1 m + Validators Recieve Consensus Rewards for Attesting to Block

* BTCS does not include transactions with addresses on OFAC's Specially Designated Nationals and Blocked Persons list and certain other addresses

BTCS

Blockchain Basics

BTCS

Blockchains Explained

A blockchain ledger is a **distributed ledger** maintained by a network of computer nodes that validate transactions.

Traditional vs. Blockchain Systems

Distributed ledgers allow for ownership of assets to be recorded through a **publicly shared registry**, eliminating the need for **central authorities** to certify ownership and clear transactions.



Centralized
Ledger

Trust/consensus entrusted to **third-party intermediaries** (such as banks).



BTCS
Distributed
Ledger

Trust / consensus is built into the Blockchain network and **secured by cryptography**.

How Blockchains Work

Transaction (payment, contract, record etc.) is broadcasted to **peer-to-peer network** of computers, also referred to as nodes or validators.

The network of validators uses a consensus algorithm to **validate the transaction**.

Once validated, the transaction is combined with other transactions to **create a new block** of data to be added to the ledger.

The new block is permanently added to the existing and **unalterable blockchain ledger**.

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information on a global scale**. Ethereum is ushering in an age of **real-world asset tokenization** and **transfer** without trusted intermediaries (banks, exchanges, etc.)



The internet changed the way people communicate with each other. Blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
1st Generation Blockchains
Ethereum's Blockchain
BTCS
Digitization of Information
Tokenization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

Next-Generation Blockchains

- Proof-of-Stake ("PoS") consensus
- ESG friendly
- Infrastructure powering:
  - Web 3 – Next evolution of internet
  - DeFi – Decentralized finance
  - NFTs – Smart contracts/non fungible/ unique tokens
  - Stablecoins – Tokenization of currencies like the U.S. dollar



1st Generation Blockchains
(Currency)
Next-Generation Blockchains
(DeFi, NFT, Metaverse etc.)
ethereum

*The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management

Next-Generation PoS Opportunity & Relative Comparison

Web 3 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are **storers of value**.

Gold Reserves

$27.8T(2)

Bitcoin

$2.0T(1)

Next-Generation Blockchains e.g. Ethereum

The internet's future can be transformed by next-generation blockchains that serve as the backbone of crypto assets and ownership in **Web 3**.

Estimated Internet Value

(conservative)

$30T

Top 4 Next-Generation Blockchains (3)

$641.8B(1)

Sources: (1) CoinMarketCap.com as of 11/7/2025, (2) Market Capitalization of gold as of 11/7/2025 according to https://companiesmarketcap.com/gold/marketcap/, (3) Includes Ethereum, Solana, BNB, and Tron

The above was prepared by BTCS and reflects solely the opinion of BTCS and its management

Traditional vs Decentralized Finance Example

Decentralized Finance Built on Ethereum

Built on Ethereum, Aave and other DeFi protocols solve inefficiencies in traditional finance by enabling instant, permissionless lending and borrowing. By replacing brick and mortar intermediaries with smart contracts, they reduce costs, improve accessibility, and operate 24/7, eliminating delays, high fees, and restrictive banking hours.

Category	AAVE	Bank
Deposit Rate	4.83%(1)	1.72%(3)
Borrow Rate	6.02%(2)	12.0%(4)
Risk	Overcollateralized	Undercollateralized
Operating Hours	24/7, 365 days a year	9AM – 5PM Monday – Friday, closed often
Governance	Computers, Smart Contract Logic, no human error risk	Humans: Subject to error and influences (political, monetary, etc.)

Traditional Finance



Depositors
Borrower
BANK
1.72% Interest
12.0% Interest
Loan $
Deposit
Collateral

Decentralized Finance



Depositor
Borrower
Decentralized protocol built on and secured by Ethereum
AAVE
4.83% Fees
6.02% Fees
Loan $
101010
101010
101010
Deposit
Collateral

1. USDT deposit rate on Aave according to https://app.aave.com/ on November 9, 2025.
2. USDT borrow rate on Aave according to https://app.aave.com/ on November 9, 2025.
3. Average High-Yield Savings Account Rate according to https://www.experian.com/blogs/ask-experian/average-savings-account-rates/
4. Revolving credit line rate (management estimate)

BTCS

Ethereum By the Numbers

Ethereum Statistics

Ethereum (ETH) is the foundation of BTCS's blockchain infrastructure strategy, with its unparalleled ecosystem and commitment to innovation aligning seamlessly with our vision for secure, scalable growth.


Validators
History of daily active validators.
Zoom 1m 3m 6m YTD 1y All
From Nov 30, 2020 To Aug 3, 2025
# of validators
1 000k
750k
500k
250k
0
Jan '21 Epoch 6909
May '21 Epoch 33899
Sep '21 Epoch 61574
Jan '22 Epoch 89034
May '22 Epoch 116024
Sep '22 Epoch 143699
Jan '23 Epoch 171159
May '23 Epoch 198149
Sep '23 Epoch 225824
Jan '24 Epoch 253284
May '24 Epoch 280499
Sep '24 Epoch 308174
Jan '25 Epoch 335634
May '25 Epoch 362624

Source: Beaconcha.in

BTCS

Ethereum Compared to Legacy Store of Value Assets

	ETH	BITCOIN	ART	GOLD	US TREASURY	STOCKS	REAL ESTATE
Portable	✓	✓	✗	✗	✓	✓	✗
Divisible	✓	✓	✗	✗	✓	✓	✗
Durable	✓	✓	✓	✓	✗	✗	✓
Scarce	✓	✓	✓	✓	✗	✗	✓
Yield Generating	✓	✗	✗	✗	✓	✓	✓
Seizure Resistant	✓	✓	✗	✗	✗	✗	✗
Programmable	✓	Limited	✗	✗	✗	✗	✗
Market Size	<$1T	$1T+	$2T+	$20T+	$25T+	$100T+	$300T+

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum

ETH – Stablecoin Flywheel

The growth of the stablecoin economy sets up a powerful flywheel for Ethereum and ETH.

As more stablecoins are put to work on Ethereum, demand for ETH strengthens. A higher ETH value and more secure network attract more institutions and services, which fuels even greater stablecoin adoption.



01. Growing demand for stablecoins
02. More stablecoins put to work on Ethereum
03. Greater use of ETH as collateral
04. ETH price and Ethereum security strengthen
05. More institutions build products on Ethereum
01
02
03
04
05

Electric Capital: https://electriccapital.substack.com/p/beyond-stablecoins-the-case-for-ethereum